EXHIBIT 99.2

PLEDGE AGREEMENT dated as of December 16, 2005 (this “Agreement”), between NBC CAPITAL CORPORATION, a Mississippi corporation (the “Borrower” or the “Pledgor”), and SUNTRUST BANK, a Georgia banking corporation (the “Secured Party”).

Reference is made to the Revolving Credit Agreement dated as of December 16, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), between the Borrower and the Secured Party. Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Credit Agreement.

The Secured Party has agreed to make Revolving Loans to the Borrower for the account of Borrower and its Subsidiaries, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The obligation of the Secured Party to make Revolving Loans is conditioned upon, among other things, the execution and delivery by the Pledgor of a Pledge Agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Revolving Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Pledgor to the Secured Party under the Credit Agreement and the other Loan Documents (the obligations referred to in this clause (a) being collectively referred to as the “Loan Agreement Obligations”), (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of the Pledgor under or pursuant to the Loan Documents to which the Pledgor is a party and (d) the due and punctual payment and performance of all obligations of any party to the Loan Documents under each Hedging Agreement entered into with the Secured Party (all the monetary and other obligations referred to in the preceding lettered clauses of this paragraph being referred to collectively as the “Obligations”).

Accordingly, the Pledgor and the Secured Party, and each of their respective successors or assigns, hereby agree as follows:

SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of the Obligations, the Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, assigns as security and delivers unto the Secured Party, its successors and assigns, a security interest in all of the Pledgor’s right, title and interest in, to and under (a) shares of capital stock of Cadence Bank, N.A., a national banking association (“Cadence”), having an aggregate book value at all times of not less than $75,000,000 which are listed on Schedule I hereto and the certificates representing all such Equity Interests in Cadence (the “Pledged Stock”); provided that the Pledged Stock shall not include, to the extent that applicable law requires that Cadence issue directors’ qualifying shares or issue shares to satisfy national citizenship requirements, such shares; (b) all other property that may be delivered to and held by the Secured Party pursuant to the terms hereof; (c) subject to Section 5, all payments of dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the Pledged Stock; (d) subject to Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Collateral”). Upon delivery to the Secured Party, (i) any stock certificates, notes or other securities now or hereafter included in the Collateral (the “Pledged Securities”) shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Secured Party and by such other endorsements, instruments and documents as the Secured Party may reasonably request and (ii) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgor and such other endorsements, instruments or documents as the Secured Party may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Secured Party, its successors and assigns, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2. Delivery of the Collateral. The Pledgor agrees promptly to deliver or cause to be delivered to the Secured Party any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

SECTION 3. Representations, Warranties and Covenants. The Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Secured Party that:

(a) the Pledged Stock represents that percentage as set forth on Schedule I of the issued and outstanding Equity Interests of Cadence, as issuer with respect thereto, and at all times has a book value not less than that set forth on Schedule I, which shall not be less than that required by Section 1 of this Agreement and Section 5.10 of the Credit Agreement;

(b) except for the security interest granted hereunder, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I, (ii) holds the same free and clear of all Liens except those permitted by the Credit Agreement or any other Loan Document, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, or as permitted by the Credit Agreement or any other Loan Document and (iv) subject to Section 6, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Secured Party and pledged or assigned hereunder;

(c) the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement or permitted by the Credit Agreement or any other Loan Document), however arising, of all persons whomsoever;

(d) no consent of any other person (including stockholders or creditors of the Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

(e) by virtue of the execution and delivery by the Pledgor of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to the Secured Party in accordance with this Agreement or, if a security interest in any of such Collateral may not under applicable law be perfected by possession, then upon the filing of appropriate financing statements, the Secured Party will obtain a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

(f) the pledge effected hereby is effective to vest in the Secured Party, the rights of the Secured Party in the Collateral as set forth herein;

(g) all of the Pledged Stock has been duly authorized and validly issued by the issuers thereof, is fully paid and nonassessable and is in certificated form;

(h) all information set forth herein relating to the Pledged Stock is accurate and complete in all material respects as of the date hereof;

(i) the pledge of the Pledged Stock pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board or any successor thereto as of the date hereof; and

(j) the Collateral shall not be represented by any certificates, notes, securities, documents or other instruments other than those delivered hereunder.

SECTION 4. Certification of Limited Liability Company and Limited Partnership Interests. (a) Each interest in any limited liability company or limited partnership controlled by the Pledgor, pledged hereunder and represented by a certificate, shall be a “security” within the meaning of Article 8 of the Uniform Commercial Code as in effect in the State of Georgia (the “Georgia UCC”) and shall at all times hereafter be represented by a certificate.

(b) The Pledgor further acknowledges and agrees that (i) each interest in any limited liability company or limited partnership controlled by the Pledgor, pledged hereunder and not represented by a certificate, shall not be for purposes of this Agreement and the other Loan Documents a “security” within the meaning of Article 8 of the Georgia UCC and shall not be governed by Article 8 of the Georgia UCC, and (ii) the Pledgor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the Georgia UCC or issue any certificate representing such interest, unless the Pledgor provides prior written notification to the Secured Party of such election and immediately delivers any such certificate to the Secured Party pursuant to the terms hereof.

SECTION 5. Registration in Nominee Name; Denominations. The Secured Party shall have the right following an Event of Default which is continuing (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgor, endorsed or assigned in blank or in favor of the Secured Party. The Pledgor will promptly give to the Secured Party copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of the Pledgor. The Secured Party shall at all times following an Event of Default which is continuing have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 6. Voting Rights; Dividends, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

(i) The Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that the Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of the Secured Party under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Party to exercise the same.

(ii) The Secured Party shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney and other endorsement instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

(iii) The Pledgor shall be entitled to receive and retain any and all cash dividends and distributions paid on the Pledged Securities to the extent and only to the extent that such cash dividends and distributions are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All noncash dividends and distributions and all dividends and distributions paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Pledgor, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Secured Party and shall be forthwith delivered to the Secured Party in the same form as so received (with any necessary endorsement).

(b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to dividends or distributions, that the Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole and exclusive right and authority to receive and retain such dividends or distributions. All dividends or distributions received by the Pledgor contrary to the provisions of this Section 6 shall be held in trust for the benefit of the Secured Party, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Secured Party upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Secured Party pursuant to the provisions of this paragraph (b) shall be retained by the Secured Party in an account to be established by the Secured Party upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 8. After all Events of Default have been cured or waived, the Secured Party shall, within five Business Days after all such Events of Default have been cured or waived, repay to the Pledgor all cash dividends or distributions (without interest), that the Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 6, and the obligations of the Secured Party under paragraph (a)(ii) of this Section 6, shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that the Secured Party shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgor to exercise such rights. After all Events of Default have been cured or waived, the Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

SECTION 7. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Secured Party may sell the Collateral, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Party shall deem appropriate. The Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof or to impose other restrictions necessary in its judgment to ensure compliance with applicable securities laws, as more fully set forth in Section 12, and upon consummation of any such sale the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and, to the extent permitted by applicable law, the Pledgor hereby waives all rights of redemption, stay, valuation and appraisal the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Secured Party shall give the Pledgor 10 days’ prior written notice (which the Pledgor agrees is reasonable notice within the meaning of Section 11-9-610 of the Georgia UCC or its equivalent in other jurisdictions) of the Secured Party’s intention to make any sale of the Pledgor’s Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may (in its sole and absolute discretion) determine. The Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the sale price is paid in full by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 7, the Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of the Pledgor (all said rights being also hereby waived to the extent permitted by law, and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from the Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Secured Party shall be free to carry out such sale pursuant to such agreement and (c) the Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Party shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Secured Party may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 11-9-610(b) of the Georgia UCC or its equivalent in other jurisdictions.

SECTION 8. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 7, as well as any Collateral consisting of cash, shall be applied by the Secured Party as follows:

FIRST, to the payment of all costs and expenses incurred by the Secured Party in connection with such sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Secured Party hereunder or under any other Loan Document on behalf of the Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Obligations; and

THIRD, to the Pledgor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Secured Party shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Secured Party (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Secured Party or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication thereof.

SECTION 9. Reimbursement of Secured Party. (a) The Pledgor agrees to pay upon demand to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Pledgor agrees to indemnify the Indemnitees (as defined in Section 9.3 of the Credit Agreement) against, and to hold each Indemnitee harmless from, any and all losses (other than lost profits, business or anticipated savings), claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, or (iv) any actual or alleged presence or Release of Hazardous Materials on any property currently or formerly owned or operated by the Pledgor or any of the Subsidiaries, or any Environmental Liability related in any way to the Pledgor or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Indemnitee (or its Affiliates).

(c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Loan Documents. The provisions of this Section 9 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Secured Party. All amounts due under this Section 9 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.5 of the Credit Agreement.

SECTION 10. Secured Party Appointed Attorney-in-Fact. The Pledgor hereby appoints the Secured Party the attorney-in-fact of the Pledgor following an Event of Default which is continuing for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Secured Party shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Secured Party’s name or in the name of the Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Secured Party shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to the Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 11. Waivers; Amendment. (a) No failure or delay of the Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Party hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by the Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Secured Party and the Pledgor with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.2 of the Credit Agreement.

SECTION 12. Securities Act, etc. In view of the position of the Pledgor in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Pledgor recognizes that in light of such restrictions and limitations the Secured Party may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Secured Party, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. The Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Secured Party shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Secured Party, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 12 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Secured Party sells.

SECTION 13. Security Interest Absolute. All rights of the Secured Party hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgor hereunder, shall to the extent permitted below be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

SECTION 14. Termination or Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Loan Document Obligations (other than wholly contingent indemnification obligations) then due and owing have been indefeasibly paid in full in cash and the Secured Party has no further commitment to lend under the Credit Agreement.

(b) In connection with any termination pursuant to paragraph (a), the Secured Party shall execute and deliver to the Pledgor, at the Pledgor’s expense, all documents that the Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Secured Party.

SECTION 15. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.1 of the Credit Agreement.

SECTION 16. Further Assurances. The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, endorsement and instruments, as the Secured Party may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Secured Party its rights and remedies hereunder.

SECTION 17. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to the Pledgor when a counterpart hereof executed on behalf of the Pledgor shall have been delivered to the Secured Party and a counterpart hereof shall have been executed on behalf of the Secured Party, and thereafter shall be binding upon the Pledgor and the Secured Party and their respective successors and assigns, and shall inure to the benefit of the Pledgor, the Secured Party, and its respective successors and assigns, except that the Pledgor shall not have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. If all the Equity Interests of the Pledgor are sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Pledgor pursuant to a transaction permitted by Section 7.8 of the Credit Agreement, the Pledgor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to the Pledgor and may be amended, modified, supplemented, waived or released with respect to the Pledgor without the approval of any other pledgor and without affecting the obligations of any other pledgor hereunder.

SECTION 18. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Party and shall survive the making by the Secured Party of the Loans, regardless of any investigation made by the Secured Party or on its behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid and as long as the Commitments have not been terminated.

(b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

SECTION 20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 18. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 21. Rules of Interpretation. The rules of interpretation specified in Section 1.3 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

SECTION 22. Jurisdiction; Consent to Service of Process. (a) The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Georgia state court or Federal court of the United States of America sitting in Atlanta, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such Georgia state court, or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Pledgor or its properties in the courts of any jurisdiction.

(b) The Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any Georgia state or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 16. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 23. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 24. Intentionally Deleted.

SECTION 25. Authorization to file Financing Statements. Pursuant to Section 11-9-509(b) of the Uniform Commercial Code as in effect in the State of Georgia, the Pledgor authorizes the Secured Party to file financing statements with respect to the Collateral owned by it without the signature of the Pledgor in such form and in such filing offices as the Secured Party reasonably determines appropriate to perfect the security interests of the Secured Party under this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NBC CAPITAL CORPORATION, a Mississippi corporation

By	/s/ Lewis F. Mallory, Jr.
Name:	Lewis F. Mallory, Jr.
Title:	Chairman and CEO

SUNTRUST BANK, a Georgia corporation

By	/s/ Hugh E. Brown
Name:	Hugh E. Brown
Title:	Vice President

Schedule I to

Supplement No. [    ] to

the Pledge Agreement

Issuer	Number of Certificate	Registered Owner	Number and Class of Shares	Percentage of Shares	Book Value of Shares
Cadence Bank, N.A.	2	NBC Capital Corporation	605,000 of Common Stock	50.3%	$75,324,250